                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 1997


                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)


        PENNSYLVANIA                                    1-977                                     25-0877540
        ------------                                    -----                                     ----------
(State or other jurisdiction                       (Commission File                              (I.R.S. Employer
      of incorporation)                                 Number)                                Identification Number)


 WESTINGHOUSE Bldg.; 11 STANWIX ST., PITTSBURGH, PA.                                              15222-1384
 ---------------------------------------------------                                              ----------
 (Address of principal executive offices)                                                         (Zip Code)


  Registrant's telephone Number, including area code:                                           (412) 244-2000
                                                                                                --------------


ITEM 5. OTHER EVENTS

        On February 10, 1997, the registrant issued a press release announcing a definitive agreement whereby registrant will acquire through a plan of merger, two major cable networks from Gaylord Entertainment Company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in its entirety.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

    Exhibit No.

        99.1 A press release issued by the registrant on February 10, 1997, is filed as Exhibit 99.1 to this Report.

        99.2 Agreement and Plan of Merger between the registrant, G Acquisition Corp. and Gaylord Entertainment Company dated as of February 9, 1997, is filed as Exhibit 99.2 to this Report.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WESTINGHOUSE ELECTRIC CORPORATION
                                                 (Registrant)


                                      By: /s/ LOUIS J. BRISKMAN
                                      -------------------------
                                      Louis J. Briskman
                                      Senior Vice President and
                                      General Counsel

Date: February 11, 1997

                                 EXHIBIT INDEX


Exhibit No.                                     Description                             Sequential Page No.

    99.1                                   A press release issued by                             5
                                           the Company on February 10, 1997

    99.2                                   Agreement and Plan of Merger dated                    8
                                           as of February 9, 1997
